Summary Prospectus – April 29, 2019, as amended November 15, 2019
JNL/Franklin Templeton Growth Allocation Fund
(formerly, JNL/Franklin Templeton Founding Strategy Fund)
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 29, 2019, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:
•	Mailing in the postage-paid card on the cover of this report;
•	Calling 1-866-349-4564; or
•	Signing up on www.jackson.com
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Investment Objective.  The investment objective of the Fund is long-term total return that is consistent with an acceptable level of risk.
Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.54%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses[2]	0.99%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.54%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses[2]	0.69%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL/Franklin Templeton Growth Allocation Fund Class A
1 year	3 years	5 years	10 years
$101	$315	$547	$1,213

JNL/Franklin Templeton Growth Allocation Fund Class I
1 year	3 years	5 years	10 years
$70	$221	$384	$859

Effective June 24, 2019, JNAM will voluntarily waive its management fee in an amount equivalent to the net assets attributable to the Fund’s investment in mutual funds or ETFs managed by the Sub-Adviser.
Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2018 - 12/31/2018	5%

This portfolio turnover rate is for the Fund when operating under its former investment strategy and name, JNL/Franklin Templeton Founding Strategy Fund.
Principal Investment Strategies. The Fund has significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging and less developed countries.
Under normal market conditions, Franklin Advisers, Inc., the Fund’s sub-adviser (the “Sub-Adviser”), uses a flexible allocation approach when allocating the Fund’s assets among the broad asset classes of equity and fixed-income investments.
When selecting equity investments, the Sub-Adviser considers foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value).
When selecting fixed-income investments, the Sub-Adviser focuses primarily on maximizing income appropriate to the Fund’s risk profile and considers the duration and maturity of its investments.  The Fund may also invest in fixed income securities of any credit rating, including below investment grade or “junk” bonds.
In determining an optimal mix of the equity and fixed income asset classes for the Fund, the Sub-Adviser assesses changing economic, market and industry conditions.  The Sub-Adviser allocates among strategies using a top-down approach, taking into account market conditions, risk factors, diversification, liquidity, transparency and other investment options, among other things.
As part of these equity and fixed-income investments, the Sub-Adviser may invest up to 10% of the Fund’s assets in mutual funds or exchange-traded funds (“ETFs”), including those advised by the Sub-Adviser or its affiliates.  Such mutual funds or ETFs may invest in a variety of U.S. and foreign equity and fixed income securities of any rating that may employ a growth or value investment style.
The Fund may also invest in derivative instruments. The Fund regularly uses currency derivatives, including forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks.  The Fund also may, from time to time, use a variety of equity-related derivatives, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes and options on equity index futures, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may, from time to time, use interest rate derivatives, including interest rate swaps and interest rate/bond futures contracts for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries, currencies or durations.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
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Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors.  The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

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Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall.  Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.  Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

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Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

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Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur.  Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

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Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

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Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

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Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

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High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

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Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

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Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices and a composite index which have investment characteristics similar to those of the Fund. Performance prior to June 24, 2019 reflects the Fund’s results when the Fund did not have a sub-adviser and operated as a fund-of-funds.  Effective June 24, 2019, the Fund is sub-advised and no longer operates as a fund-of-funds.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
Effective June 24, 2019, for consistency with the Fund’s principal investment strategies, the Fund’s primary benchmark, Dow Jones Moderately Aggressive Index, will be replaced with the Morningstar Moderately Aggressive Target Risk Index.
Effective June 24, 2019, for consistency with the Fund’s principal investment strategies, the Fund’s secondary benchmark, 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index, will be replaced with the 50% S&P 500 Index, 25% MSCI All Country World ex USA Index (Net), 25% Bloomberg Barclays U.S. Aggregate Bond Index.
Annual Total Returns as of December 31
Class A
Best Quarter (ended 6/30/2009): 17.96%; Worst Quarter (ended 9/30/2011): -14.88%
Annual Total Returns as of December 31
Class I
Best Quarter (ended 9/30/2018): 3.25%; Worst Quarter (ended 12/31/2018): -11.19%
Average Annual Total Returns as of 12/31/2018
	1 year	5 year	10 year
JNL/Franklin Templeton Growth Allocation Fund (Class A)	-9.45%	2.03%	8.46%
Morningstar Moderate Aggressive Target Risk Index (reflects no deduction for fees, expense, or taxes)	-6.74%	4.60%	9.48%
50% S&P 500 Index, 25% MSCI ACWI ex USA Index (Net), 25% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.62%	5.16%	9.27%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.12%
Dow Jones Moderately Aggressive Index (reflects no deduction for fees, expenses, or taxes)	-7.33%	4.62%	9.90%
80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-7.45%	4.02%	8.43%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses, or taxes)	-9.42%	4.26%	9.46%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	3.48%
MSCI All Country World Index ex USA Index (Net) (reflects no deduction for fees, expenses, or taxes)	-14.19%	0.68%	6.57%

Average Annual Total Returns as of 12/31/2018
	1 year	Life of Class (September 25, 2017)
JNL/Franklin Templeton Growth Allocation Fund (Class I)	-9.16%	-5.36%
Morningstar Moderate Aggressive Target Risk Index (reflects no deduction for fees, expenses, or taxes)	6.74%	-1.48%
50% S&P 500 Index, 25% MSCI ACWI ex USA Index (Net), 25% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.62%	-0.80%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	2.12%
Dow Jones Moderately Aggressive Index (reflects no deduction for fees, expenses, or taxes)	-7.33%	-1.82%
80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-7.45%	-2.43%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses, or taxes)	-9.42%	-3.26%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	0.24%
MSCI All Country World Index ex USA Index (reflects no deduction for fees, expenses, or taxes)	-14.19%	-8.24%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC
Sub-Adviser:
Franklin Advisers, Inc. ("Franklin Advisers")
Sub-Sub-Advisers:
Franklin Templeton Institutional, LLC (“FTI”)
Templeton Global Advisors Limited
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Tom Nelson, CFA, CAIA	June 2019	Senior Vice President, Franklin Advisers
Wylie Tollette, CFA, CAIA	June 2019	Executive Vice President, Franklin Advisers
May Tong, CFA	June 2019	Senior Vice President, Franklin Advisers
Edward D. Perks, CFA	June 2019	President, Franklin Advisers CIO, Franklin Templeton Multi-Asset Solutions

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.